SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported) October 30, 2001
                                ----------------

                                AUTONATION, INC.
                                ----------------
             (Exact Name Of Registrant As Specified In Its Charter)

         DELAWARE                     1-13107               73-1105145
(State Or Other Jurisdiction         (Commission           (IRS Employer
   Of Incorporation)                  File Number)         Identification
                                                                 No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
                          -----------------------------
          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

On October 30, 2001, AutoNation, Inc. issued a press release announcing that ESL Investments, the Company's largest stockholder, has purchased an additional 27 million shares of AutoNation common stock at a price of $10.00 per share. ESL purchased the shares from H. Wayne Huizenga, Harris W. Hudson and Michael G. DeGroote, the Company's Chairman, Vice Chairman and Director, respectively.

ESL now owns approximately 77 million AutoNation shares, or approximately 24% of the Company's outstanding common stock.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated October 30, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AUTONATION, INC.
                                          ------------------
                                                   (Registrant)

                                          By       /s/ Jonathan P. Ferrando
                                            -------------------------------
                                                   Jonathan P. Ferrando
                                                   Senior Vice President,
                                                   General Counsel and Secretary

Dated: October 30, 2001

                                       3
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                                INDEX TO EXHIBITS


Exhibit        Exhibit
Number         Description
------         -----------

99.1           Press Release of AutoNation, Inc., dated October 30, 2001.